GOF P-10 11/09

SUPPLEMENT DATED NOVEMBER 23, 2009
TO THE CURRENTLY EFFECTIVE PROSPECTUS
OF EACH OF THE LISTED FUNDS

Franklin Templeton Global Trust

Franklin Templeton Hard Currency Fund

Templeton Income Trust

Templeton Global Total Return Fund

The Prospectus is amended as follows:

I.     For Franklin Templeton Hard Currency Fund, the last two paragraphs under the section, “Goal and Strategies – Main Investment Strategies” are revised as follows:

Other derivative investments may also be used to help manage interest rate exposure, protect fund assets, implement a cash or tax management strategy, enhance Fund returns or to obtain net long or net short exposures to selected interest rates, duration or credit risks. Such derivatives may include the purchase and sale of financial futures contracts (such as interest rate or bond futures), options on such futures and options on swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

A futures contract is a standardized binding agreement to buy or sell a specified quantity of a currency or other underlying instrument, at a specified price at a specified later date, that trades on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. An option on a futures contract is an exchange-traded contract in which a seller grants to a buyer the right (but not the obligation) to buy or sell a futures contract. The buyer pays the seller a premium for the option. The Fund may buy and sell futures contracts and options thereon that trade on U.S. and foreign exchanges.

II.     For Templeton Global Total Return Fund, the following is added under the section “Main Risks”:

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the manger is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC options, swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the manager to utilize derivatives when it wishes to do so.

Please keep this supplement for future reference.